UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2020

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

000-54840

(Commission File Number)

46-1814729

(IRS Employer Identification No.)

3651 Lindell Road, Ste D131

Las Vegas NV 89103

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 318-7548

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 22, 2020 the Chief Executive Officer Anthony Goodman held a Live conference call announcing news and updates on the Companies progress, the Companies ongoing projects and opportunities. A recording of this conference call can be found on the Company’s web site at www.goldenmatrix.com/presentations.html

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit 99.1	Press Release dated January 22, 2020 titled, "Golden Matrix to Host Live Conference Call Today at 4:00pm EST"

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Matrix Group, Inc.

Date: January 23, 2020	By:	/s/ Anthony Goodman
	Name:	Anthony Goodman
	Title:	Chief Executive Officer

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